FIRST AMENDMENT TO PROJECT DEVELOPMENT AND CONSULTING AGREEMENT

THIS FIRST AMENDMENT TO PROJECT DEVELOPMENT AND CONSULTING AGREEMENT (the “Amendment”) is executed effective as of September 1, 2008 (“Effective Date”), and is incorporated in and amends that certain Project Development and Consulting Agreement dated September 1, 2007 (the “Agreement”), between KEITH PARRISH, an individual (“Parrish”), and EAST COAST ETHANOL, a Delaware limited liability company (the “Company”).

NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1. Interpretation. Capitalized terms used but not defined herein have the meanings set forth in the Agreement. Capitalized terms used and defined herein shall have the meanings set forth in this Amendment and for purposes of the Agreement as well. Except as expressly amended hereby, the terms and conditions of the Agreement remain in full force and effect. If there are conflicts between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment control.

2. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2. COMPENSATION FOR DEVELOPMENT and CONSULTING SERVICES. In consideration solely for the Development and Consulting Services to be provided to Company. Company shall pay Parrish a development and consulting fee equal to $40,000 (“Development and Consulting Fee”). The Development and Consulting Fee shall be paid in four (4) equal monthly installments commencing with the month of the Effective Date and continuing through the month in which this Agreement is terminated or until the total amount of the Development and Consulting Fee has been paid in full, whichever occurs earlier.”

3. Section 5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(e) Completion of four months from the Effective Date; or”

4. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO PROJECT DEVELOPMENT AND CONSULTING AGREEMENT effective as of the  first day of September, 2008.

EAST COAST ETHANOL, LLC

By:	/s/ Randy Hudson	/s/ Keith Parrish
	Dr. Randy Hudson, Chairman	Keith Parrish, Individually